                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2007
                                                           -------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

          NEW YORK                0-3319            13-1784308
          --------                ------            ----------
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)         File Number)     Identification No.)

          11550 West King Street, Franklin Park, IL           60131
         -------------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)

      Registrant's telephone number, including area code (847) 288-7000
                                                         --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 27, 2007, the Del Global Technologies Corp. (the "Registrant") and
Continental  Stock  Transfer  & Trust  Company  ("Continental")  entered  into a
Joinder  Agreement,  pursuant to which  Continental was appointed to act as both
(a) the  Registrant's  Warrant  Agent,  as such term is defined in that  certain
Warrant Agreement,  dated as of March 23, 2002 (the "Warrant Agreement") between the  Registrant  and  Mellon  Investor  Services  LLC  ("Mellon")  and  (b)  the
Registrant's  Rights  Agent,  as such term is  defined  in that  certain  Rights
Agreement,  dated as of January 22, 2007 (the  "Rights  Agreement")  between the
Registrant  and Mellon.  Continental's  appointment  as Warrant Agent and Rights
Agent shall be  effective  as of July 27,  2007,  and  effective as of that same date, Mellon shall cease to act as the Company's agent in these capacities.

      Under the terms of the Joinder  Agreement,  Continental is (a) joined as a party to the Warrant  Agreement as the Warrant Agent,  to become vested with the rights,  powers,  duties,  and  responsibilities  of  the  Warrant  Agent  as if originally  named as  Warrant  Agent,  to act on  behalf  of the  Registrant  in accordance  with the  instructions  set forth in the Warrant  Agreement  and (b)
joined as a party to the Rights  Agreement as the Rights Agent, to become vested with the rights,  powers, duties, and responsibilities of the Rights Agent as if originally  named as Rights Agent,  to act as rights agent for the Registrant in accordance  with the terms and  conditions  set forth in the  Rights  Agreement.
Other than the  appointment of Continental as the Warrant Agent and Rights Agent
of the Registrant, the remaining terms of Warrant Agreement and Rights Agreement remain  unchanged.  The Joinder  Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference.

      Notices of  Continental's  appointment  as Warrant  Agent and Rights Agent were sent to the Warrant  holders and Rights  holders on June 27, 2007,  and are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

              4.1   Joinder  Agreement,  dated June 27, 2007, between Del Global
                    Technologies  Corp. and  Continental  Stock Transfer & Trust
                    Company.

             99.1   Form of Notice, dated June 27, 2007, sent to Warrant Holders

             99.2   Form of Notice, dated June 27, 2007, sent to Rights Holders

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         DEL GLOBAL TECHNOLOGIES CORP.
                                                      (Registrant)

Date: June 27, 2007
                                         By:  /s/ Mark A Zorko
                                            -----------------------------------
                                         Name:  Mark A. Zorko
                                         Title: Chief Financial Officer and
                                                Secretary

                                  EXHIBIT INDEX

      Exhibit No.       Description

      4.1               Joinder  Agreement,  dated June 27,  2007,  between  Del
                        Global Technologies Corp. and Continental Stock Transfer
                        & Trust Company.

      99.1              Form of  Notice,  dated June 27,  2007,  sent to Warrant
                        Holders

      99.2              Form of  Notice,  dated  June 27,  2007,  sent to Rights
                        Holders